3Q09 Earnings Conference Call Supplemental Materials October 20, 2009 Exhibit 99.2

Forward Looking Statements
Forward Looking Statements
Safe Harbor
Safe Harbor
Statements contained in this presentation which are
Statements contained in this presentation which are
not historical facts and which pertain to future
not historical facts and which pertain to future
operating results of IBERIABANK Corporation and its
operating results of IBERIABANK Corporation and its
subsidiaries constitute “forward-looking statements”
subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation
within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking
Reform Act of 1995. These forward-looking
statements involve significant risks and uncertainties.
statements involve significant risks and uncertainties.
Actual results may differ materially from the results
Actual results may differ materially from the results
discussed in these forward-looking statements.
discussed in these forward-looking statements.
Factors that might cause such a difference include,
Factors that might cause such a difference include,
but are not limited to, those discussed in the
but are not limited to, those discussed in the
Company’s periodic filings with the SEC.
Company’s periodic filings with the SEC.

3 Introductory Comments

Introductory Comments
Introductory Comments
Summary -
Summary -
Position
Position
Favorable Balance Sheet Composition
Favorable Balance Sheet Composition
Very Balanced; Core Funded; Low C&D Exposure
Very Balanced; Core Funded; Low C&D Exposure
Continued Good Asset Quality; Extraordinary Capital
Continued Good Asset Quality; Extraordinary Capital
Favorable Interest Rate And Credit Risk Positioning
Favorable Interest Rate And Credit Risk Positioning
$29  Million Unrealized Gain In Investment Portfolio (up
$29  Million Unrealized Gain In Investment Portfolio (up
from $16 million)
from $16 million)
Future Growth Engines in Multiple Markets: TN,  AL, TX
Future Growth Engines in Multiple Markets: TN,  AL, TX
Strategic Recruits Hired During Quarter
Strategic Recruits Hired During Quarter
We Avoided What Ails The Banking Industry
We Avoided What Ails The Banking Industry
Remain Well Positioned For Future Opportunities
Remain Well Positioned For Future Opportunities

5 Our Markets Our Markets Distribution System Distribution System

6 Introductory Comments Introductory Comments Annual Change In Stock Price Annual Change In Stock Price

Introductory Comments
Introductory Comments
Strategic Goals & Priorities
Strategic Goals & Priorities
•
• Double-Digit Annual EPS Growth
Double-Digit Annual EPS Growth
•
• ROTE Of 23% -
ROTE Of 23% -
25%
25%
•
• Bank Tangible Efficiency < 50%
Bank Tangible Efficiency < 50%
•
• Top Quartile Asset Quality
Top Quartile Asset Quality
•
• Develop Memphis, Mobile & Houston
Develop Memphis, Mobile & Houston
•
• Deepen Share In Little Rock, Baton Rouge,
Deepen Share In Little Rock, Baton Rouge,
New Orleans, And Shreveport
New Orleans, And Shreveport
•
• Expand Investment Management Business
Expand Investment Management Business
•
• Provide Depth For Unusual Opportunities
Provide Depth For Unusual Opportunities
•
• Grind Our Way Through The Credit Cycle
Grind Our Way Through The Credit Cycle
Strategic
Strategic
Goals
Goals
18-Month
18-Month
Priorities
Priorities

8 Financial Overview

Introductory Comments
Introductory Comments
Summary –
Summary –
3Q09
3Q09
Good Loan And Deposit Growth
Good Loan And Deposit Growth
T/E Net Interest Income Up $2.6mm (+7%)
T/E Net Interest Income Up $2.6mm (+7%)
NPAs/Assets
NPAs/Assets
=
=
2.34%,
2.34%,
Up
Up
From
From
1.04%
1.04%
--
--
(excluding
(excluding
CapitalSouth
CapitalSouth
= 0.93%)
= 0.93%)
30+ Days Past Due = 3.95%, Up From 1.38% (excluding
30+ Days Past Due = 3.95%, Up From 1.38% (excluding
CapitalSouth
CapitalSouth
= 1.32%)
= 1.32%)
Net COs/Avg
Net COs/Avg
Loans = 2.26%, Up From 0.33%
Loans = 2.26%, Up From 0.33%
Provision = $25 mm, Up $17 mm (+224%)
Provision = $25 mm, Up $17 mm (+224%)
Loan Loss Reserve/Loans = 1.13%, Down From 1.21% (1.24%
Loan Loss Reserve/Loans = 1.13%, Down From 1.21% (1.24%
excluding CapitalSouth)
excluding CapitalSouth)
No Investment Sale Gains in 3Q09 ($5.9mm Gain in 2Q09)
No Investment Sale Gains in 3Q09 ($5.9mm Gain in 2Q09)
Other Nonint
Other Nonint
Income Down $2.7mm (-11%; Mortgage & Title)
Income Down $2.7mm (-11%; Mortgage & Title)
EPS = $1.22, Up 135%
EPS = $1.22, Up 135%

Financial Overview
Financial Overview
Favorable Balance Sheet Growth
Favorable Balance Sheet Growth
3Q09 Results
3Q09 Results
•
•
Loans +$470mm, +12% Loans +$470mm, +12%
•
•
Deposits +$603mm +14% Deposits +$603mm +14%
•
•
Loan/Deposits = 91% Loan/Deposits = 91%
•
•
Equity = +$190mm, +29% Equity = +$190mm, +29%
•
•
Equity/Assets = 13.69% Equity/Assets = 13.69%
•
•
Tier 1 Leverage = 11.55% Tier 1 Leverage = 11.55%
•
•
Div Payout = 28.1% Div Payout = 28.1%
•
•
ROA = 1.62% ROA = 1.62%
•
•
ROE = 11.77% ROE = 11.77%
•
•
ROTE = 17.26% ROTE = 17.26%
•
•
Efficiency Ratio = 45% Efficiency Ratio = 45%
•
•
Tang Eff. Ratio = 44% Tang Eff. Ratio = 44%
•
•
BV/Share = $41.41 BV/Share = $41.41
•
•
Tang BV/Share = $28.88 Tang BV/Share = $28.88

Financial Overview
Financial Overview
CapitalSouth Acquisition
CapitalSouth Acquisition
($ in thousands)
Legacy CapitalSouth Consolidated Legacy CapitalSouth Consolidated
Loans, Net of Unearned Income 3,020,966 353,223 3,374,190 3,945,622 353,223 4,298,846
Total Assets 4,405,745 489,732 4,895,477 5,976,788 489,732 6,466,520
Total Deposits 3,202,036 468,822 3,670,858 4,306,914 468,822 4,775,737
Average Loans to Average Deposits 90.2% 73.5% 89.2% 91.9% 73.5% 91.0%
Nonperforming Assets to Total Assets 0.42% 20.58% 2.34% 0.93% 20.58% 2.34%
Allowance for Loan Losses to Total Loans 1.05% 0.04% 0.94% 1.25% 0.04% 3.50%
Net Charge-Offs to Total Loans 1.21% 0.00% 1.13% 2.38% 0.00% 2.26%
Net Interest Margin (TE) 3.09% 3.11% 3.09% 3.02% 3.11% 3.03%
IBERIABANK IBERIABANK Corporation

Financial Overview
Financial Overview
Trends -
Trends -
Mortgage Interest Rates
Mortgage Interest Rates
Source: Bloomberg Source: Bloomberg
Conforming
Conforming
Rates
Rates
Remain Low
Remain Low
Refi
Refi
Activity
Activity
Beginning To
Beginning To
Moderate
Moderate
Sales
Sales
Spreads
Spreads
Remain
Remain
Favorable
Favorable
Improved
Improved
Competitive
Competitive
Dynamics In
Dynamics In
Mortgage
Mortgage
Business
Business
Mortgage Interest Rate Trend

Financial Overview
Financial Overview
Trends –
Trends –
Jumbo Mortgage Rates
Jumbo Mortgage Rates
Source: Bloomberg Source: Bloomberg
Subprime Mtg.
Subprime Mtg.
Market Gone &
Market Gone &
Alt-A Market Is
Alt-A Market Is
Stalled
Stalled
Jumbo Spread
Jumbo Spread
Has Narrowed
Has Narrowed
Considerably
Considerably
Mix Of FHA/VA
Mix Of FHA/VA
& Conforming
& Conforming
Product
Product
In  October,
In  October,
46% Of Our
46% Of Our
Production
Production
Was FHA/VA
Was FHA/VA
And 34% Was
And 34% Was
Conventional
Conventional
Weekly National  30-Year Mortgage Rates

Financial Overview
Financial Overview
Mortgage Quarterly Revenues
Mortgage Quarterly Revenues
In 3Q09 Closed
In 3Q09 Closed
$302mm (-41%
$302mm (-41%
Vs. 2Q09)
Vs. 2Q09)
In 3Q09 Sold
In 3Q09 Sold
$340mm (-33%
$340mm (-33%
Vs. 2Q09)
Vs. 2Q09)
3
3
rd rd
Highest
Highest
Revenue Quarter
Revenue Quarter
In Company
In Company
History
History
3Q09 Vs. 2Q09:
3Q09 Vs. 2Q09:
33% Decrease In
33% Decrease In
Mtg. Revenues
Mtg. Revenues
$130mm Locked
$130mm Locked
Pipeline 10/16/09
Pipeline 10/16/09
Mortgage Gains On Sale Of Loans

Financial Overview
Financial Overview
Title Insurance Qtrly
Title Insurance Qtrly
Revenues
Revenues
Title & Mortgage
Title & Mortgage
Footprints Don’t
Footprints Don’t
Necessarily
Necessarily
Overlap
Overlap
3Q09: $4.6mm In
3Q09: $4.6mm In
Revenues (-11%
Revenues (-11%
Vs. 2Q09)
Vs. 2Q09)
Title Insurance Revenues

Financial Overview
Financial Overview
Quarterly Repricing
Quarterly Repricing
Schedule
Schedule
Excess Cash Methodically Being Deployed
Excess Cash Methodically Being Deployed
Favorable Repricing
Favorable Repricing
Opportunities
Opportunities
Cash Equivalents 284.7 $       - $       - $       - $       - $
1.64% 0.00% 0.00% 0.00% 0.00%
Investments 132.2 $       94.4 $     120.2 $    108.1 $    51.5 $
3.82% 4.82% 4.34% 3.96% 4.81%
Loans 1,767.5 $     200.6 $    169.0 $    151.3 $    121.3 $
3.55% 6.33% 6.43% 6.40% 6.72%
Time Deposits 527.9 $       299.0 $    216.7 $    220.8 $    154.2 $
2.48% 2.25% 2.26% 2.87% 2.47%
Borrowed Funds 396.8 $       14.2 $     25.0 $     32.0 $     8.9 $
1.71% 2.95% 5.22% 4.98% 4.80%
excludes CapitalSouth

Financial Overview
Financial Overview
Interest Rate Simulations
Interest Rate Simulations
Source: Bancware
Source: Bancware
Bancware model, as of September 30, 2009 model, as of September 30, 2009
As Rates Have Fallen, Become More Asset Sensitive
As Rates Have Fallen, Become More Asset Sensitive
Degree Is A Function Of The Reaction Of Competitors To
Degree Is A Function Of The Reaction Of Competitors To
Changes In Deposit Pricing
Changes In Deposit Pricing
Forward Curve Has A Positive Impact Over 12 Months
Forward Curve Has A Positive Impact Over 12 Months
excludes CapitalSouth
Base Blue Forward
Change In:
-200 bp -100 bp Case +100 bp +200 bp Chip Curve
Net Interest
Income -0.4% 0.5% 0.0% 3.9% 8.9% 0.8% 0.5%
Economic
Value of
Equity
-9.6% -3.8% 0.0% 1.9% 1.4% -0.6% -1.0%

18 Asset Quality

Asset Quality
Asset Quality
Loan Portfolio Mix
Loan Portfolio Mix
Residential
12%
Home Equity
12%
Credit Card
1%
Automobile
1%
Indirect
Automobile
6%
Other
Consumer
2%
Business
23%
Commercial
RE
33%
Loan Portfolio Composition
CapitalSouth
Gross
Loans = 10%,
Discount = 3%
$000s % of CRE
%
Loans
C&D-IBERIABANK fsb 13,752 $         1% 0%
C&D-IBERIABANK 225,875          16% 5%
CRE-Owner Occupied 535,525          37% 12%
CRE-Non-Owner Occupied 678,632          47% 15%
Total Commercial RE 1,453,785 $    100% 33%

Asset Quality
Asset Quality
IBERIABANK fsb
IBERIABANK fsb
Builder
Builder
Exposure
Exposure
% Balance
Funded Loans Discounts & % Discounts &
Balance Current 30-59 60-89 > 90 Nonaccrual Reserves Nonaccrual Reserves
Builder Loans
Memphis Area 4,982 $         1,745 $    - $        180 $        - $        3,056 $         132 $           61.3% 2.64%
North Mississippi 441              -           -           -           -           441               45               100.0% 10.30%
Little Rock 4,029           3,866       -           -           -           163               173              4.1% 4.30%
Northeast Ark. 709              665          -           -           -           44                17               6.2% 2.45%
Northwest Ark. 2,671           1,689       731          -           -           251               270              9.4% 10.11%
     Total 12,831 $       7,965 $    731 $        180 $        - $        3,955 $         638 $           30.8% 4.97%
On 6/30/09 17,859 $      8,747 $    596 $       1,161 $    2,136 $    5,219 $         1,882 $        29.2% 10.54%
By Dollar Amount ($000)
# Of Days Past Due
Development Lot House <100% House 100% Development House <100% House 100%
Loans Loans Complete Complete Loans Lots Complete Complete
Memphis Area 979 $              1,276 $       - $              2,727 $         1 61 0 17
North Mississippi -                 -              -                441               0 0 0 2
Little Rock 2,273              237             -                1,520            1 8 1 9
Northeast Ark. -                 486             -                223               0 8 0 1
Northwest Ark. -                 628             -                2,042            0 15 0 10
     Total 3,253 $           2,627 $       - $              6,952 $         2 92 1 39
On 6/30/09 4,330 $          4,583 $       - $             8,947 $         2 104 1 52
% Of Total - 9/30/09 25% 20% 0% 54% 1% 69% 1% 29%
% Of Total - 6/30/09 24% 26% 0% 50% 1% 65% 1% 33%
By Dollar Amount ($000) Number
Geographic Exposure
# Of Loans $ Funded % Of Line Average
Funded Committed Committed %Total Funded $ Funded
Builder Loans
Memphis Area 4,982 $       4,986 $      25 38.8% 100% 199,274 $
North Mississippi 441 441 2 3.4% 100% 220,324 $
Little Rock 4,029 4,038 16 31.4% 100% 251,842 $
Northeast Ark. 709 723 8 5.5% 98% 88,598 $
Northwest Ark. 2,671 2,672 23 20.8% 100% 116,112 $
Total 12,831 $     12,859 $     74 100.0% 100% 173,396 $
On 6/30/09 17,859 $     18,231 $    98 100.0% 98% 182,234 $
By Dollar Amount ($000)

Asset Quality
Asset Quality
IBERIABANK
IBERIABANK
Builder & Non-Builder
Builder & Non-Builder
C&D Exposure
C&D Exposure
* Excludes CapitalSouth
# Of Loans $ Funded % Of Line Average
Funded Committed Committed %Total Funded $ Funded
Holding Co & Admin 287 $          287 $              2 0.1% 100% 143,315 $
Lafayette 43,426 52,699 160 19.2% 82% 271,412 $
Community Bank 4,034 4,595 140 1.8% 88% 28,811 $
Baton Rouge 14,842 18,332 43 6.6% 81% 345,167 $
New Orleans 69,564 76,828 70 30.8% 91% 993,777 $
Northshore 17,207 19,470 19 7.6% 88% 905,633 $
Regional Commercial South 19,625 20,211 8 8.7% 97% 2,453,089 $
Shreveport 15,271 16,033 12 6.8% 95% 1,272,608 $
NE Louisiana 1,708 3,113 49 0.8% 55% 34,860 $
Regional Commercial North 26,848 42,561 10 11.9% 63% 2,684,756 $
Mortgage - RIC 13,064 19,857 77 5.8% 66% 169,663 $
Total 225,875 $   273,987 $        590 100.0% 82% 382,840 $
On 6/30/09 133,452 $   166,162 $       375 100.0% 80% 355,873 $
By Dollar Amount ($000)
Construction & Development
Loans (1A)
<100% 100% <100% 100%
Complete Complete Complete Complete
Holding Co & Admin - $             287 $              0 2
Lafayette 15,131 28,294 16 144
Community Bank 308 3,725 2 138
Baton Rouge 4,612 10,230 9 34
New Orleans 11,079 58,485 7 63
Northshore 6,493 10,714 5 14
Regional Commercial South 350 19,275 6 2
Shreveport 2,556 12,716 2 10
NE Louisiana 175 1,533 2 47
Regional Commercial North 9,090 17,757 5 5
Mortgage - RIC 4,722 8,342 41 36
Total 54,517 $        171,358 $        95 495
On 6/30/09 35,354 $       98,098 $         84 291
Construction & Development
Loans (1A)
By Dollar Amount ($000) Number
% Balance
Funded Loans Discounts & % Discounts &
Balance Current 30-59 60-89 > 90 Nonaccrual Reserves Nonaccrual Reserves
Holding Co & Admin 287 $              0 $                   - $       - $       - $       287 $            1 $              100.0% 0.26%
Lafayette 43,426 43,235 43 - 148 - 493 0.0% 1.13%
Community Bank 4,034 3,842 151 - - 40 30 1.0% 0.75%
Baton Rouge 14,842 14,119 - 101 - 622 184 4.2% 1.24%
New Orleans 69,564 69,374 - 105 - 85 799 0.1% 1.15%
Northshore 17,207 17,051 - - 27 128 311 0.7% 1.81%
Regional Commercial South 19,625 19,625 - - - - 228 0.0% 1.16%
Shreveport 15,271 15,271 - - - - 227 0.0% 1.49%
NE Louisiana 1,708 1,652 17 - - 39 13 2.3% 0.77%
Regional Commercial North 26,848 26,848 - - - - 473 0.0% 1.76%
Mortgage - RIC 13,064 11,391 719 - 188 766 43 5.9% 0.33%
Total 225,875 $       222,409 $        931 $       206 $       362 $       1,966 $         2,804 $        0.9% 1.24%
On 6/30/09 133,452 $       131,117 $       50 $        - $       281 $      2,004 $         1,292 $       1.5% 0.97%
By Dollar Amount ($000)
# Of Days Past Due
Construction & Development
Loans (1A)

Asset Quality
Asset Quality
3Q09 Compared To Prior Quarters
3Q09 Compared To Prior Quarters
Includes CapitalSouth
($thousands)
1Q09 2Q09 3Q09 1Q09 2Q09 3Q09 1Q09 2Q09 3Q09
Nonaccruals 15,883 $   14,110 $   100,649 $ 17,867 $ 14,409 $ 22,655 $ 33,750 $   28,519 $   123,304 $
OREO & Foreclosed 1,692 1,199 11,872 14,336 16,153 11,192 16,028 17,352 23,065
90+ Days Past Due 1,655 3,596 2,047 1,297 9,663 2,651 2,952 13,259 4,698
Nonperforming Assets 19,230 $   18,905 $   114,568 $ 33,500 $ 40,225 $ 36,498 $ 52,730 $   59,130 $   151,066 $
NPAs/Assets 0.48% 0.45% 2.34% 2.31% 2.78% 2.43% 0.95% 1.04% 2.34%
NPAs/(Loans + OREO) 0.66% 0.64% 3.38% 3.92% 4.60% 3.90% 1.40% 1.54% 3.50%
LLR/Loans 0.96% 1.01% 0.94% 1.64% 1.89% 1.86% 1.11% 1.21% 1.13%
Net Charge-Offs/Loans 0.15% 0.08% 1.13% 0.58% 1.22% 6.16% 0.24% 0.33% 2.26%
Past Dues:
30-89 Days Past Due 7,278 $     6,195 $     34,476 $   14,232 $ 5,209 $  7,457 $  21,510 $   11,404 $   41,933 $
90+ days Past Due 1,655 3,596 2,047 1,297 9,663 2,651 2,952 13,259 4,698
Nonaccual Loans 15,883 14,110 100,649 17,867 14,409 22,655 33,750 28,519 123,304
Total 30+ Past Dues 24,816 $   23,902 $   137,172 $ 33,396 $ 29,280 $ 32,763 $ 58,212 $   53,182 $   169,934 $
% Loans 0.85% 0.80% 4.07% 3.97% 3.41% 3.54% 1.55% 1.38% 3.95%
Loan Mix:
Commercial 59.0% 60.5% 62.7% 61.2% 62.2% 64.9% 59.5% 60.9% 63.1%
Consumer 14.0% 14.0% 13.1% 23.2% 22.6% 20.9% 16.1% 15.9% 14.8%
Mortgage 15.0% 13.8% 14.0% 8.6% 8.0% 7.3% 13.6% 12.5% 12.6%
Business Banking 2.9% 2.6% 2.3% 2.5% 2.5% 2.3% 2.8% 2.6% 2.3%
Indirect 9.1% 9.1% 7.9% 0.0% 0.0% 0.0% 7.0% 7.1% 6.2%
Credit Cards 0.0% 0.0% 0.0% 4.5% 4.7% 4.6% 1.0% 1.0% 1.0%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
IBERIABANK IBERIABANK fsb IBERIABANK Corporation

Asset Quality
Asset Quality
Loans Past Due + Non-Accruals
Loans Past Due + Non-Accruals
By Entity: 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09
IBERIABANK
     30+ days past due 0.32% 0.28% 0.69% 0.31% 0.33% 0.32%
     Non-accrual 0.23% 0.21% 0.22% 0.54% 0.47% 0.45%
     Total Past Due 0.55% 0.49% 0.92% 0.85% 0.80% 0.77%
IBERIABANK fsb
     30+ days past due 1.06% 1.29% 1.57% 1.85% 1.73% 1.09%
     Non-accrual 2.82% 2.42% 2.53% 2.12% 1.68% 2.45%
     Total Past Due 3.88% 3.71% 4.10% 3.97% 3.41% 3.54%
Consolidated (Ex-CapitalSouth)
     30+ days past due 0.51% 0.52% 0.89% 0.65% 0.64% 0.50%
     Non-accrual 0.87% 0.72% 0.74% 0.90% 0.74% 0.92%
     Total Past Due 1.38% 1.24% 1.63% 1.55% 1.38% 1.42%
CapitalSouth Only
     30+ days past due 7.62%
     Non-accrual 24.64%
     Total Past Due 32.26%
Consolidated With CapitalSouth
     30+ days past due 1.08%
     Non-accrual 2.87%
     Total Past Due 3.95%

Asset Quality
Asset Quality
Trends –
Trends –
Entity NPAs
Entity NPAs
& Past Dues
& Past Dues
(Dollars in $000s) 3Q08 Q408 1Q09 2Q09 3Q09 $Chg
9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 Last Qtr.
Nonaccrual IBERIABANK 5,784 $      6,487 $      15,883 $     14,110 $       100,649 $         86,539 $
IBERIABANK fsb
20,297 21,337 17,867 14,409 22,655 8,247
Consolidated 26,081 $     27,825 $     33,750 $     28,519 $       123,304 $         94,785 $
OREO & Foreclosed Assets IBERIABANK 959 $         2,167 $      1,692 $      1,199 $         11,872 $           10,674 $
IBERIABANK fsb
11,485 14,146 14,336 16,153 11,192 (4,961)
Consolidated 12,444 $     16,312 $     16,028 $     17,352 $       23,065 $           5,712 $
Accruing 90+ Days Past Due IBERIABANK 1,567 $      1,309 $      1,655 $      3,596 $         2,047 $             (1,550) $
IBERIABANK fsb
3,329 1,172 1,297 9,663 2,651 (7,012)
Consolidated 4,895 $      2,481 $      2,952 $      13,259 $       4,698 $             (8,562) $
Total NPAs IBERIABANK 8,309 $      9,963 $      19,229 $     18,905 $       114,568 $         95,663 $
IBERIABANK fsb
35,111 36,655 33,500 40,225 36,498 (3,727)
Consolidated 43,420 $     46,618 $     52,730 $     59,130 $       151,066 $         91,936 $
NPAs / Total Assets IBERIABANK - ex CapSouth 0.22% 0.26% 0.48% 0.45% 0.42%
IBERIABANK fsb 2.23% 2.42% 2.31% 2.78% 2.43%
CapitalSouth - - - - 20.60%
Consolidated 0.81% 0.83% 0.95% 1.04% 2.34%
30-89 Days Past Due IBERIABANK - ex CapSouth 6,329 $      18,810 $     7,278 $      6,195 $         9,645 $             3,450 $
IBERIABANK fsb
7,525 12,050 14,232 5,209 10,108 4,899
CapitalSouth - 26,877 26,877
Consolidated 13,854 $     30,860 $     21,510 $     11,404 $       46,630 $           35,226 $
30-89 Days PDs / Loans IBERIABANK - ex CapSouth 0.23% 0.65% 0.25% 0.21% 0.29%
IBERIABANK fsb 0.90% 1.43% 1.69% 0.61% 1.09%
CapitalSouth - - - - 7.61%
Consolidated 0.38% 0.82% 0.57% 0.30% 1.08%
- -
-

Asset Quality
Asset Quality
Trends –
Trends –
Entity LLR & Net COs
Entity LLR & Net COs
(Dollars in $000s) 3Q08 Q408 1Q09 2Q09 3Q09 $Chg
9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 Last Qtr.
Loan Loss Reserve* IBERIABANK 25,528 $     26,671 $     27,866 $     30,098 $         31,629 $    1,532 $
IBERIABANK fsb 14,022        14,201        13,796        16,231            17,158 926
Consolidated 39,551 $     40,872 $     41,662 $     46,329 $         48,787 $    2,458 $
LLR / Total Loans IBERIABANK 0.91% 0.92% 0.96% 1.01% 0.94%
IBERIABANK fsb 1.67% 1.68% 1.64% 1.89% 1.86%
Consolidated 1.09% 1.09% 1.11% 1.21% 1.13%
Net Charge-Offs IBERIABANK 183 $          801 $          1,052 $       553 $              8,943 $      8,389 $
IBERIABANK fsb 2,150          4,084          1,190          2,562              14,041       11,478
Consolidated 2,333 $       4,885 $       2,242 $       3,116 $           22,984 $    19,868 $
Net COs/Avg Loans IBERIABANK 0.03% 0.11% 0.15% 0.08% 1.13%
IBERIABANK fsb 1.02% 1.93% 0.58% 1.22% 6.16%
Consolidated 0.26% 0.53% 0.24% 0.33% 2.26%
LLR Coverage Of NPAs IBERIABANK 307% 268% 147% 159% 28%
IBERIABANK fsb 40% 39% 34% 40% 47%
Consolidated 91% 88% 70% 78% 32%
*
Does not include loan discounts associated with acquisitions.

Asset Quality
Asset Quality
Loan Mix And 30 Days+ Past Due
Loan Mix And 30 Days+ Past Due
(Dollars in $000s) 3Q08 4Q08 1Q09 2Q09 3Q09 IBKC 3Q09
9/30/08 12/31/08 3/31/09 6/30/09 CapitalSouth 9/30/09
% of Outstandings Commercial 57.0% 58.3% 59.5% 60.9% 73.2% 63.1%
Mortgage 14.8% 14.3% 13.6% 12.5% 20.5% 12.6%
Consumer 16.7% 16.2% 16.1% 15.9% 6.3% 14.8%
Indirect 7.2% 7.1% 7.0% 7.1% 0.0% 6.2%
Business Banking 3.3% 3.1% 2.8% 2.6% 0.0% 2.3%
Credit Cards 1.0% 1.0% 1.0% 1.0% 0.0% 1.0%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days* Commercial 1.31% 1.91% 1.82% 1.45% 36.87% 4.82%
Mortgage 1.00% 0.97% 0.85% 1.25% 21.97% 4.25%
Consumer 1.43% 1.55% 1.53% 1.20% 12.21% 1.82%
Indirect 0.89% 1.08% 0.97% 1.06% 0.00% 1.05%
Business Banking 0.77% 1.10% 0.83% 1.29% 0.00% 1.33%
Credit Cards 1.15% 1.55% 1.63% 1.32% 0.00% 1.20%
Total Loans 1.24% 1.63% 1.55% 1.38% 32.26% 3.95%
IBERIABANK 0.49% 0.91% 0.85% 0.80% 4.06%
IBERIABANK fsb
3.71% 4.10% 3.97% 3.41% 3.54%
Consolidated 1.24% 1.63% 1.55% 1.38% 32.26% 3.95%
* Includes nonaccruing loans

Asset Quality
Asset Quality
Consolidated –
Consolidated –
Classified Assets
Classified Assets
Note: Classified Assets Include Substandard, Doubtful and Loss Note: Classified Assets Include Substandard, Doubtful and Loss
Excludes Excludes CapitalSouth CapitalSouth
Classified Assets -
IBERIABANK & IBERIABANK fsb

Asset Quality
Asset Quality
Loan Loss Reserve
Loan Loss Reserve
Louisiana Franchise –
Louisiana Franchise –
Improved Situation
Improved Situation
•
•
85% Of LA Loan Portfolio Is In South Louisiana
85% Of LA Loan Portfolio Is In South Louisiana
•
•
South Louisiana Credits Performing Very Well
South Louisiana Credits Performing Very Well
•
•
Classified
Classified
Assets
Assets
And
And
NPAs
NPAs
Remain
Remain
Strong
Strong
•
•
$10.3 Million Loan Loss Provision In 3Q09 (2Q09 = $2.8 Million)
$10.3 Million Loan Loss Provision In 3Q09 (2Q09 = $2.8 Million)
IBERIABAN
IBERIABANKfsb
Franchise
Franchise
–
–
Mixed
Mixed
Situation
Situation
•
•
Excluding Builder Portfolio, Loan Portfolio Is In Good Shape
Excluding Builder Portfolio, Loan Portfolio Is In Good Shape
•
•
Construction Portfolio Continues To Progress
Construction Portfolio Continues To Progress
•
•
Continuing To Aggressively Address Potential Problems
Continuing To Aggressively Address Potential Problems
•
•
$15.0 Million Loan Loss Provision in 3Q09 (2Q09 = $5.0 Million)
$15.0 Million Loan Loss Provision in 3Q09 (2Q09 = $5.0 Million)
$23.0 Million In
$23.0 Million In
Net Charge-Offs
Net Charge-Offs
In 3Q09 (2.26% Of
In 3Q09 (2.26% Of
Average Loans)
Average Loans)
4Q08 1Q09 2Q09 3Q09
Net Charge-Offs 4,885 $ 2,242 $    3,116 $    22,984 $
Loan Growth 1,256    150         864         5,321
Change In Asset Quality 65        640         3,803      (3,010)
Loan Loss Provision 6,206 $ 3,032 $    7,783 $    25,295 $
Net Charge-Offs/Avg. Loans 0.53% 0.24% 0.33% 2.26%
Loan Loss Reserve/Loans 1.09% 1.11% 1.21% 1.13%

Asset Quality
Asset Quality
C&D Loans And
C&D Loans And
NPAs
NPAs
Compared To
Compared To
Peers
Peers
Source: SNL, using most recent quarterly information Source: SNL, using most recent quarterly information
The Lowest Level Of
The Lowest Level Of
C&D Loan Exposure
C&D Loan Exposure
Compared To Peers
Compared To Peers
Aggressive Actions
Aggressive Actions
Result In A Modest
Result In A Modest
Level Of C&D
Level Of C&D
Nonaccrual Loans
Nonaccrual Loans
One Of The Lowest
One Of The Lowest
Levels Of NPAs
Levels Of NPAs
Compared To Peers
Compared To Peers
C&D Loans /
Total Loans
NPAs /
Total Assets

30 Asset Quality Asset Quality Commercial Real Estate Portfolio Commercial Real Estate Portfolio Non-Builder Portfolio CRE CRE Loans Outstanding At September 30, 2009

Asset Quality
Asset Quality
Commercial Real Estate Portfolio
Commercial Real Estate Portfolio
Note: Includes commercial construction and land development loans
137% 161% 194% 116% 135%
IBERIABANK
fsb
IBERIABANK
excl.
CapitalSouth
IBERIABANK
incl.
CapitalSouth
TOTAL excl.
CapitalSouth
TOTAL incl.
CapitalSouth
Non-Owner Occupied
Current 191.6 $        658.0 $         738.7 $         849.6 $         930.3 $
Past Due 5.1 0.1 7.4 5.1 12.5
Nonaccrual 16.6 1.5 50.7 18.1 67.3
Total 213.3 $        659.6 $         796.8 $         872.9 $         1,010.1 $
% Nonaccrual 7.78% 0.23% 6.36% 2.07% 6.66%
Owner Occupied
Current 145.5 $        427.7 $         521.4 $         573.2 $         666.9 $
Past Due 0.4 1.6 9.2 2.0 9.5
Nonaccrual 2.8 3.0 21.1 5.7 23.9
Total 148.6 $        432.3 $         551.7 $         580.9 $         700.3 $
% Nonaccrual 1.87% 0.68% 3.83% 0.99% 3.41%
Total CRE 361.9 $        1,091.9 $      1,348.5 $      1,453.8 $      1,710.4 $
% Nonaccrual 5.35% 0.41% 5.32% 1.64% 5.33%
Last Qtr (6/30/09) 3.14% 0.25% 0.25% 0.95% 0.95%
Non-Owner Occup/Tier 1 Cap.

Asset Quality
Asset Quality
Commercial Portfolio Composition
Commercial Portfolio Composition
Note: At September 30, 2009; Includes commercial construction and land development loans – excludes CapitalSouth
0% 5% 10% 15% 20%
Communications
Storage
Religious
Education
Transport
Households
Wholesalers
Manufacturing
Agriculture
Retail
Real Estate-Other
Hospitality
Construction
Energy
Heavy/Civil Construction
RE-Non-Owner Occupied
Governmental
Other
Financial/Insurance
Medical
RE-Owner Occupied
0%
1%
1%
2%
2%
2%
3%
3%
3%
4%
4%
4%
4%
5%
5%
6%
6%
7%
8%
11%
19%
% Of Commercial Loan Portfolio At 09/30/09

33 Consumer Loan Portfolio

Consumer Portfolio
Consumer Portfolio
By Product –
By Product –
Score Distribution
Score Distribution
Note: Excludes Credit Cards Note: Excludes Credit Cards
Score
Intervals HELOC
Home
Equity
Loans
Unsecured
Lines Unsecured
Other
Secured
Indirect
Auto
800 + 10% 11% 6% 6% 12% 13%
750 - 799 35% 35% 22% 23% 27% 30%
700 - 749 28% 25% 29% 26% 20% 22%
650 - 699 14% 14% 17% 21% 16% 17%
600 - 649 5% 6% 9% 10% 10% 8%
550 - 599 3% 4% 6% 6% 6% 4%
500 - 549 2% 3% 7% 6% 6% 3%
450 - 499 1% 1% 1% 2% 1% 1%
400 - 449 0% 0% 0% 0% 0% 0%
Other 1% 1% 3% 2% 3% 1%
Total 100% 100% 100% 100% 100% 100%
Avg. Score 737        724          730              692              697           717
Consumer Portfolio - Score Distribution By Product
Volume Score Volume Score Volume Score
HELOC 134 $         738 29 $        735 163 $      737
Home Equity Loans 208 723 138 725 346 724
Unsecured Lines 14 730 2 723 16 730
Unsecured 18 691 8 692 27 692
Other Secured 43 699 12 690 55 697
Indirect Auto 257 717 - - 257 717
Total 676 $         717 190 $      714 864 $      717
Consumer Portfolio - Product Type And Average Score
IBERIABANK
IBERIABANK fsb IBERIABANK Corp

Consumer
Consumer
Portfolio
Portfolio
Past Dues
Past Dues
By Product
By Product
Generally
Generally
Good And
Good And
Stable Asset
Stable Asset
Quality
Quality
6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09
Home Equity Lines of Credit
30 to 59 Days Past Due 0.34% 0.31% 0.24% 0.68% 0.19% 0.42%
60 to 89 Days Past Due 0.02% 0.15% 0.13% 0.07% 0.14% 0.09%
Over 90 Days Past Due 0.06% 0.09% 0.11% 0.11% 0.19% 0.11%
       Total 30+ Days Past Due 0.43% 0.55% 0.48% 0.86% 0.52% 0.62%
    Net Charge-Offs 0.02% 0.01% 0.15% 0.23% 0.07% 1.13%
Home Equity Term Loans
30 to 59 Days Past Due 0.35% 0.25% 0.80% 0.56% 0.46% 0.70%
60 to 89 Days Past Due 0.30% 0.18% 0.09% 0.17% 0.17% 0.20%
Over 90 Days Past Due 0.11% 0.30% 0.05% 0.06% 0.28% 0.20%
       Total 30+ Days Past Due 0.77% 0.73% 0.93% 0.79% 0.91% 1.11%
    Net Charge-Offs 0.01% 0.04% 0.21% 0.13% 0.18% 0.80%
Indirect Loans
30 to 59 Days Past Due 0.34% 0.45% 0.59% 0.54% 0.49% 0.51%
60 to 89 Days Past Due 0.04% 0.12% 0.18% 0.12% 0.19% 0.16%
Over 90 Days Past Due 0.07% 0.07% 0.05% 0.05% 0.07% 0.06%
Non Accrual 0.33% 0.28% 0.30% 0.30% 0.32% 0.36%
  Total 30+ Days PD + NA's 0.78% 0.92% 1.12% 1.01% 1.08% 1.08%
    Net Charge-Offs 0.14% 0.20% 0.44% 0.43% 0.42% 0.54%
Credit Card Loans
30 to 59 Days Past Due 0.35% 0.49% 0.49% 0.27% 0.42% 0.32%
60 to 89 Days Past Due 0.30% 0.21% 0.45% 0.38% 0.18% 0.24%
Over 90 Days Past Due 0.37% 0.45% 0.61% 0.99% 0.72% 0.64%
       Total 30+ Days Past Due 1.02% 1.15% 1.55% 1.63% 1.32% 1.20%
    Net Charge-Offs 1.57% 1.05% 1.34% 2.83% 4.31% 2.49%
Other Consumer Loans
30 to 59 Days Past Due 1.19% 0.76% 1.20% 1.07% 0.70% 0.46%
60 to 89 Days Past Due 0.89% 0.46% 0.35% 0.15% 0.13% 0.63%
Over 90 Days Past Due 0.10% 0.53% 0.82% 0.12% 0.23% 0.34%
       Total 30+ Days Past Due 2.18% 1.74% 2.37% 1.34% 1.07% 1.44%
    Net Charge-Offs 1.35% 1.55% 1.88% 2.03% 1.40% 3.20%
Consumer Portfolio - Quarterly Credit Statistics
Loans Past Due As a % Of Product Loans
Includes CapitalSouth

36 Consumer Portfolio Consumer Portfolio By Product – By Product – Origination Mix Origination Mix

37 Consumer Portfolio Consumer Portfolio By Product – By Product – Loan-To-Values Loan-To-Values Loan-to-Values At Time Of Origination

Consumer Portfolio
Consumer Portfolio
Indirect –
Indirect –
30+ Days Past Dues
30+ Days Past Dues
Note: Note: Excludes Excludes Nonaccruing Nonaccruing Loans Loans
Indirect Auto Portfolio
Loans Past Due 30 Days Or More

39 Consumer Portfolio Consumer Portfolio Indirect – Indirect – Net Charge-Offs Net Charge-Offs Indirect Auto Portfolio Annualized Net Charge-Offs As % Of Loans

40 Markets

Markets
Markets
Birmingham, AL Opportunity
Birmingham, AL Opportunity
$23.2 Billion Deposit Birmingham Market
$23.2 Billion Deposit Birmingham Market
Source: FDIC For Birmingham MSA At June 30, 2008 Source: FDIC For Birmingham MSA At June 30, 2008
Regions
29.%
Wells Fargo
16.3%
BBVA
14.8%
Synovus
7.8%
BB&T
4.5%
RBC
3.6%

Markets
Markets
Montgomery, AL Opportunity
Montgomery, AL Opportunity
$6.8 Billion Deposit Montgomery Market
$6.8 Billion Deposit Montgomery Market
Source: FDIC For Montgomery MSA At June 30, 2008 Source: FDIC For Montgomery MSA At June 30, 2008
BB&T
29.0%
Regions
24.8%
BBVA
8.2%
Wells Fargo
7.5%
Synovus
5.8%
Alliant
4.8%
BancTrust
3.6%

Markets
Markets
Huntsville, AL Opportunity
Huntsville, AL Opportunity
$6.0 Billion Deposit Huntsville Market
$6.0 Billion Deposit Huntsville Market
Source: FDIC For Huntsville MSA At June 30, 2008 Source: FDIC For Huntsville MSA At June 30, 2008
Regions
26.0%
BBVA
14.5%
Wells Fargo
11.6%
BB&T
10.0%
RBC
9.8%
Synovus
8.3%

Markets
Markets
Jacksonville, FL Opportunity
Jacksonville, FL Opportunity
$34.7 Billion Deposit Jacksonville Market
$34.7 Billion Deposit Jacksonville Market
Source: FDIC For Jacksonville MSA At June 30, 2008 Source: FDIC For Jacksonville MSA At June 30, 2008
B of A
42.9%
Wells Fargo
19.1%
Everbank
11.8%
SunTrust
4.7%
BBVA
3.7%

Markets -
Markets -
Branches
Branches
Branch Expansion Initiative
Branch Expansion Initiative
Period-End Loan And Deposit Volumes
13 Offices
13 Offices
3Q09 Loans
3Q09 Loans
Of $168 mm
Of $168 mm
(+26% Over
(+26% Over
1-Year)
1-Year)
3Q09
3Q09
Deposits Of
Deposits Of
$260 mm
$260 mm
(+34% Over
(+34% Over
1-Year)
1-Year)
Closed One
Closed One
Office
Office
(Prairieville)
(Prairieville)

Markets –
Markets –
Branches
Branches
Historical Office Optimization
Historical Office Optimization
Entered 3 New Markets
Entered 3 New Markets
Acquired 12 Offices (All)
Acquired 12 Offices (All)
Closed/Consolidated 18
Closed/Consolidated 18
Offices (All Types)
Offices (All Types)
Opened 10 New Bank
Opened 10 New Bank
Offices
Offices
Opened 7 Mortgage
Opened 7 Mortgage
Offices
Offices
Divested/Sold 1 Office
Divested/Sold 1 Office
5 Office Realignments
5 Office Realignments
Entered 20 New Markets
Entered 20 New Markets
Acquired 104 Offices (All)
Acquired 104 Offices (All)
Closed/Consolidated 24
Closed/Consolidated 24
Offices (All Types)
Offices (All Types)
Opened 13 New Bank
Opened 13 New Bank
Offices
Offices
Opened 11 Mortgage
Opened 11 Mortgage
Offices
Offices
Opened 1 Title Office
Opened 1 Title Office
11 Office Realignments
11 Office Realignments
1999 Through 2005
1999 Through 2005
Since 2005
Since 2005

47 Markets – Markets – Local Economies Local Economies Oil & Gas Impact Oil & Gas Impact Source: Bloomberg Source: Bloomberg

Markets –
Markets –
Local Economies
Local Economies
Unemployment –
Unemployment –
Vs. U.S. MSAs
Vs. U.S. MSAs
Source: U.S. Department of Labor, Bureau of Labor Statistics Source: U.S. Department of Labor, Bureau of Labor Statistics
Curve Has
Curve Has
Continued
Continued
To Shift
To Shift
Upward
Upward
Belly Of The
Belly Of The
Curve Hit
Curve Hit
Worst
Worst
Consistently
Consistently
Low Rates Of
Low Rates Of
Unemploy-
Unemploy-
ment
ment
In Our
In Our
MSAs
MSAs
Many Of Our
Many Of Our
Markets Not
Markets Not
Dependent
Dependent
On Housing
On Housing
For Growth
For Growth

Markets –
Markets –
Local Economies
Local Economies
Housing’s Share Of State GDP
Housing’s Share Of State GDP
Source: NAHB; Figures represent 2005 levels as indicative of peak period
US Average: 16.6%
Arkansas: 12.4%
Mississippi: 12.1%
Louisiana: 9.4%
5.0% 10.0% 15.0% 20.0% 25.0% 30.0%
Nevada
Hawaii
Florida
Arizona
California
Maryland
Colorado
Idaho
Montana
Oregon
New Jersey
Virginia
Washington
New
Vermont
Rhode Island
Utah
Maine
South Carolina
Massachusett
United States
Illinois
Minnesota
New York
Georgia
North Carolina
Wisconsin
Michigan
Connecticut
Tennessee
Pennsylvania
Missouri
New Mexico
Ohio
Indiana
Alabama
Kentucky
Kansas
Wyoming
West Virginia
Arkansas
Iowa
Oklahoma
Mississippi
Nebraska
Texas
Delaware
South Dakota
North Dakota
District of
Alaska
Louisiana
Housing Share Of State GDP
Nationwide,
Housing
Peaked In 2005
Housing Was A
Substantial
Contributor To
State Economic
Growth--Now
Working In
Reverse
Our Markets:
Minimal Impact

Markets –
Markets –
Local Economies
Local Economies
Freddie Mac –
Freddie Mac –
Regional Prices
Regional Prices
FHLMC, “Home Prices Rose 1.7% in Second
FHLMC, “Home Prices Rose 1.7% in Second
Quarter”, September 1, 2009
Quarter”, September 1, 2009
Source: Freddie Mac Source: Freddie Mac
Last 5-Year
Housing
Price Last 12 2Q09 vs.
Region States Included Change Months 1Q09
West North Central IA, KS, MN, MO, ND, NE, SD 6.1% -2.4% 2.3%
East South Central TN, AL, MS, KY 17.0% -2.9% 1.6%
West South Central LA, AR, TX, OK 21.2% -3.0% 1.6%
New England CT, MA, ME, NH, RI, VT 2.2% -3.2% 5.0%
Middle Atlantic NY, NJ, PA 18.0% -3.7% 0.6%
East North Central IL, IN, MI, OH, WI -1.3% -3.9% 2.0%
South Atlantic NC, SC, FL, GA, VA, MD, WV, DC, DE 10.6% -7.9% 1.4%
Mountain AZ, CO, ID, MT, NM, NV, UT, WY 12.0% -11.0% 0.7%
Pacific CA, OR, WA, HI, AK -5.1% -15.7% 3.2%
United States 7.0% -6.7% 1.7%

51 Markets – Markets – Local Economies Local Economies Housing Price Change Vs. U.S. MSAs Housing Price Change Vs. U.S. MSAs Source: Freddie Mac, 2Q09 Data Source: Freddie Mac, 2Q09 Data

Markets –
Markets –
Local Economies
Local Economies
House Price Decline Probability
House Price Decline Probability
Local Housing
Local Housing
Prices Did Not
Prices Did Not
Escalate
Escalate
Rapidly, So
Rapidly, So
Little House
Little House
Price “Snap-
Price “Snap-
Back”
Back”
According To
According To
PMI, Our
PMI, Our
Markets Have
Markets Have
Some Of The
Some Of The
Lowest
Lowest
Probabilities
Probabilities
To Exhibit
To Exhibit
Housing Price
Housing Price
Declines Over
Declines Over
Next 2 Years
Next 2 Years
Source: PMI Economic Real Estate Trends
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1Q09
4Q08
3Q08
Lowest Ratings (<1.0%):
Houma, LA,
Little Rock, AR,
Tulsa, OK
Lake Charles, LA  1.2%
Lafayette, LA 1.4%
Memphis, TN  2.9%
Shreveport, LA  3.0%
Monroe, LA  3.5%
Houston, TX  3.7%
Mobile, AL 61.1%
NW Arkansas 28.8%
New Orleans, LA  11.9%
Baton Rouge, LA  12.3%
Montgomery, AL 8.8%
Jacksonville, FL 99.9%

Summary Of IBKC
Summary Of IBKC
Industry Operating Environment--Challenging
Industry Operating Environment--Challenging
•
•
Housing
Housing
•
•
Credit Risk
Credit Risk
•
•
Interest Rate Risk
Interest Rate Risk
•
•
Operations Risk
Operations Risk
We Tend To Move “Ahead Of The Curve”
We Tend To Move “Ahead Of The Curve”
Focus On Long-Term Investments & Payback
Focus On Long-Term Investments & Payback
Organic And External Growth
Organic And External Growth
Both Expense Control And Revenue Growth
Both Expense Control And Revenue Growth
EPS/Stock Price Linkage -
EPS/Stock Price Linkage -
Shareholder Focus
Shareholder Focus
Favorable Risk/Return Compared To Peers
Favorable Risk/Return Compared To Peers